CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Parentheticals) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Real estate properties at cost	$ 10,543.6	$ 10,314.3
Real estate joint ventures and limited partnerships at cost	2,553.8	2,193.3
Real estate related marketable securities at cost	1,175.7	895.3
Other marketable securities at cost	2,569.3	2,802.6
Cost of total investments	16,842.4	16,205.5
Principal outstanding on mortgage loans payable	$ 2,253.8	$ 2,008.6